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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 (No. 333-86841) of Retek Inc. of our report dated September 9, 1999, relating to the financial statements of Retek Logistics, Inc., which appears in such Registration Statement.



PRICEWATERHOUSECOOPERS LLP

San Diego, California
November 10, 1999